UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 16, 2022
Lumentum Holdings Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-36861	47-3108385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Ridder Park Drive, San Jose, California 95131
(Address of Principal Executive Offices including Zip code)
(408) 546-5483
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.001 per share	LITE	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As indicated below, on November 16, 2022, the stockholders of Lumentum Holdings Inc. (the “Company”) approved amendments to the Amended and Restated 2015 Equity Incentive Plan (the “2015 Plan”) to (i) increase the number of shares of Common Stock reserved for issuance by an additional 900,000 shares and (ii) expressly state that the plan administrator may allow awards to continue to vest after the termination of a participant’s service (to permit the implementation of certain protections for termination due to death, disability and retirement).
The Company’s board of directors previously approved the amended 2015 Plan subject to stockholder approval. A detailed summary of the 2015 Plan is set forth in the Company’s proxy statement for its 2022 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on September 28, 2022. A copy of the 2015 Plan, as amended, is filed herewith as Exhibit 10.1.

Item 5.07 - Submission of Matters to a Vote of Security Holders.
On November 16, 2022, the Company held its 2022 Annual Meeting of Stockholders. There were 68,166,213 shares issued, outstanding and entitled to vote at the meeting as of the record date of September 21, 2022, of which 60,577,228 shares were represented in person or by proxy at the meeting, constituting 88.9% of the outstanding shares entitled to vote. The proposals considered at the meeting are described in detail in the Company’s 2022 Proxy Statement. The proposals voted upon at the meeting and the vote with respect to each such matter are set forth below:
(i) Election of Directors:

Name	For:	Against:	Abstentions:	Broker Non-Votes:
Harold L. Covert	53,825,349	263,865	45,858	6,442,156
Isaac H. Harris	53,555,685	536,779	42,608	6,442,156
Penelope A. Herscher	50,293,475	3,498,701	342,896	6,442,156
Julia S. Johnson	53,431,902	659,093	44,077	6,442,156
Brian J. Lillie	53,038,566	1,052,878	43,628	6,442,156
Alan S. Lowe	53,877,797	214,506	42,769	6,442,156
Ian S. Small	53,528,486	563,274	43,312	6,442,156
Janet S. Wong	53,690,641	402,346	42,085	6,442,156

(ii) To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

For:	Against:	Abstentions:	Broker Non-Votes:
44,375,448	9,468,727	290,897	6,442,156
(iii) To approve the Amended and Restated 2015 Equity Incentive Plan:

For:	Against:	Abstentions:	Broker Non-Votes:
45,414,505	8,474,674	245,893	6,442,156
(iv) To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the period ending July 1, 2023:

For:	Against:	Abstentions:
60,430,940	61,693	84,595

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	2015 Equity Incentive Plan, as amended
104	Cover Page Interactive Data File (formatted as Inline XBRL)

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMENTUM HOLDINGS INC.

	By:	/s/ Judy Hamel
	Name:	Judy Hamel
	Title:	Senior Vice President, General Counsel and Secretary

November 18, 2022